Stein Roe International Fund,
              a series of Liberty-Stein Roe Funds Investment Trust
                    Supplement to February 1, 2000 Prospectus
                   (Replacing Supplement dated March 15, 2000)

The Fund's Prospectus and Statement of Additional Information are amended as follows:

Portfolio Managers. On March 15, 2000, Charles R. Roberts, Michael Ellis and Deborah F. Snee replaced Nicholas Ghajar as co-managers of the Fund. On the same date, each of the co-managers became joint employees of Newport Fund Management, Inc. (Newport), Stein Roe & Farnham Incorporated (Stein Roe) and Colonial Management Associates, Inc. (Colonial). Stein Roe, the Fund's investment advisor, and Colonial are indirect wholly owned subsidiaries of Liberty Financial Companies, Inc. (LFC). Newport, a federally registered investment advisor that specializes in international investing, is a wholly owned subsidiary of LFC.

Mr. Roberts is a Managing Director of both Newport and Newport Pacific Management, Inc. (Newport Pacific), Newport's immediate parent. Mr. Roberts also is a Senior Vice President of both Colonial and Stein Roe. Mr. Roberts has been employed with Newport andNewport Pacific since November, 1998, where he manages other funds or accounts on behalf of Newport and Newport Pacific. Prior to joining Newport and Newport Pacific, he managed the European component of institutional international equity accounts at Progress Investment Management (Progress) since 1997. Prior to joining Progress in 1997, he managed the European component of institutional international equity accounts and was a member of the investment policy committee at Sit/Kim International since prior to 1994.

Mr. Ellis is a Senior Vice President of Newport, Newport Pacific, Colonial and Stein Roe. Prior to joining Newport and Newport
Pacific in December, 1996, he was a Vice President at Matthews International Capital Management since September, 1991.

Ms. Snee is a Vice President and Europe analyst at Newport, and an analyst at Colonial and Stein Roe. Prior to working at Newport, Ms. Snee spent five years at Sit/Kim as an emerging markets analyst.

Investment Advisor. On March 15, 2000, Stein Roe started using Newport's trading facilities to buy and sell foreign securities for the Fund's portfolio. Newport executes all trades under its own procedures.

Investment Policy Change. On March 15, 2000, the Fund's principal investment strategy, appearing on page 1 of this Prospectus, was revised in its entirety to read as follows:

      Principal Investment Strategy. The Fund invests all of its assets in SR&F International Portfolio as part of a master fund/feeder fund structure. Under normal conditions, the Portfolio will invest at least 65% of its total assets in the stocks of foreign companies of any size, but generally focuses on large capitalization companies. Large-cap companies are defined as those companies with market capitalizations of at least $5 billion. The Portfolio may also purchase stocks of mid-cap foreign companies, defined as those companies with market capitalizations between $1 billion and $5 billion. The Portfolio seeks broad diversification, both in terms of countries and issuers.

      To select stocks, the portfolio managers look for growth companies with long-term above average growth potential. These are companies with proven management, predictable growth rates, and low levels of debt. The portfolio managers may sell a stock if there is a deterioration in a company's fundamentals or a change to a company's management strategy, or if the portfolio managers identify a different company with more attractive growth prospects.

This Supplement is dated June 5, 2000.

S12-36/705B-0500 (6/00)